UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 3, 2011

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)      The annual meeting of stockholders of TETRA Technologies, Inc. (the “Company”) was held on May 3, 2011.

(b)      The following matters were voted upon by the stockholders of the Company at its 2011 Annual Meeting of Stockholders:

(i)	Item 1 – the election of nine members to the Company’s Board of Directors;
(ii)	Item 2 – the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;
(iii)	Item 3 – to consider and vote upon a proposal to approve the 2011 Long Term Incentive Compensation Plan;
(iv)	Item 4 – to conduct an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2011 proxy statement, filed with the SEC on March 18, 2011; and
(v)	Item 5 – to conduct an advisory vote on the frequency of holding future advisory votes on executive compensation.

The proposals are described in detail in the Company’s definitive proxy statement. The voting results are as follows:

Item 1 – Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Stuart M. Brightman	63,011,529	2,637,545	5,965,669
Paul D. Coombs	61,868,438	3,780,636	5,965,669
Ralph S. Cunningham	53,452,307	12,196,767	5,965,669
Tom H. Delimitros	62,672,492	2,976,582	5,965,669
Geoffrey M. Hertel	61,813,498	3,835,576	5,965,669
Allen T. McInnes	61,873,463	3,775,611	5,965,669
Kenneth P. Mitchell	62,464,438	3,184,636	5,965,669
William D. Sullivan	63,339,683	2,309,391	5,965,669
Kenneth E. White, Jr.	63,529,805	2,119,269	5,965,669

Item 2 – Ratification of Auditors

Votes For	Votes Against	Votes Abstained
70,689,866	912,789	12,088

Item 3 – Proposal to approve the 2011 Long Term Incentive Compensation Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
61,507,060	3,528,341	613,673	5,965,669

Item 4 – Advisory Vote on the Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
64,644,824	856,631	147,619	5,965,669

Item 5 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
51,857,191	192,681	13,457,901	141,301	5,965,669

(d)      The Company’s Board of Directors considered the results of the advisory vote on the frequency of holding future advisory votes on executive compensation and determined that it would hold future votes annually until the next stockholder vote on the frequency of holding future advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.
By:	/s/Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
Sr. Vice President & General Counsel
Date: May 6, 2011